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                                                                    Exhibit 99.2

                            MEDICAL DATA ELECTRONICS
                     Unaudited Interim Financial Statements

                                 March 29, 2003
                            Medical Data Electronics
                    (A subsidiary of VIASYS Healthcare Inc.)
                                  Balance Sheet
                                   (Unaudited)
                                 March 29, 2003
                                 (In thousands)

ASSETS
Current assets:
   Cash and cash equivalents                                       $           336
   Accounts receivable, less allowances of $150                              1,803
   Inventories                                                               5,340
   Prepaid expenses                                                             94
                                                                   ---------------
Total current assets                                                         7,573

Property, plant and equipment, net                                           1,300
Goodwill, net                                                                1,780
Due from Parent company                                                      2,844
                                                                   ---------------
Total assets                                                       $        13,497
                                                                   ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                $           264
   Accrued payroll and employee benefits                                       518
   Deferred revenue                                                             76
   Accrued warranty costs                                                       92
   Accrued commissions                                                         162
   Other accrued expenses                                                      166
                                                                   ---------------
Total current liabilities                                                    1,278

Commitments

Stockholders' equity:
   Common stock, $0.01 par value, 3,000 shares authorized; 1,000
     shares issued                                                              10
   Additional paid-in capital                                               40,186
   Accumulated deficit                                                     (27,977)
                                                                   ---------------
Total stockholders' equity                                                  12,219
                                                                   ---------------
Total liabilities and stockholders' equity                         $        13,497
                                                                   ===============

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                            Medical Data Electronics
                    (A subsidiary of VIASYS Healthcare Inc.)

                             Statement of Operations
                                   (Unaudited)
                        Three months ended March 29, 2003

                                 (In thousands)

Revenues                                                           $         3,445

Costs and operating expenses:
   Cost of revenues                                                          1,745
   Selling, general and administrative expenses                              1,303
   Research and development expenses                                           351
   Writedown of goodwill                                                     1,423
                                                                   ---------------
Loss from operations                                                        (1,377)

Income tax benefit                                                             797
                                                                   ---------------
Net loss                                                           $          (580)
                                                                   ===============

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                            Medical Data Electronics
                    (A subsidiary of VIASYS Healthcare Inc.)

                             Statement of Cash Flows
                                   (Unaudited)
                        Three months ended March 29, 2002

                                 (In thousands)

OPERATING ACTIVITIES
Net loss                                                           $          (580)
Adjustments to reconcile net income to net cash provided by
   operating activities:
     Depreciation and amortization                                             130
     Writedown of goodwill                                                   1,423
     Changes in current accounts:
       Accounts receivable                                                     (54)
       Inventories                                                            (289)
       Prepaid expenses                                                        (39)
       Accounts payable                                                       (268)
       Other current liabilities                                               (62)
                                                                   ---------------
Net cash provided by operating activities                                      261

INVESTING ACTIVITIES
Purchases of property, plant and equipment                                    (163)
                                                                   ---------------
Net cash used in investing activities                                         (163)

FINANCING ACTIVITIES
Cash transferred by Parent company                                              81
                                                                   ---------------
Net cash used in financing activities                                           81
                                                                   ---------------

Increase in cash and cash equivalents                                          179
Cash and cash equivalents at beginning of period                               157
                                                                   ---------------
Cash and cash equivalents at end of period                         $           336
                                                                   ===============